INmuneBio

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM

Modulating Innate Immune Responses Against Disease

INMUNE BIO INC. (NASDAQ: INMB)

We are a diversified, clinical stage immunology company developing novel therapies targeting distinct parts of a patient's innate immune system to fight disease. Drug candidates, **INKmune™** and **INB03**, may be used to treat cancer. **XPro1595** targets neuroinflammation as a cause of Alzheimer's disease and **NeuLiv™** targets nonalcoholic steatohepatitis (NASH). INmune Bio's product platforms utilize a precision therapy approach, promoting the body's innate immune response to treat unsolved problems in medicine.

INMB has two product platforms with novel approaches to inflammation, neurodegenerative disease and oncology. The Dominant-Negative Tumor Necrosis Factor (DN-TNF) platform focuses on neuroinflammation as a cause of neurodegenerative diseases, inflammation as a driver of NASH and inflammation in cancer and the Tumor Microenvironment (TME). The Immune Priming Platform focuses on signaling Natural Killer (NK) cells to help clear minimal residual disease in cancer.

SNAPSHOT AS OF JAN. 10, 2020

PRICE	S/O SHARES
$5.78	**10.8**
MARKET CAP	DEBT
~$60 M	**$0**
52-WEEK RANGE	AVG. VOLUME
$3.50 - $11.50	**~20,000**
INSIDE OWNERSHIP	COVERAGE
50%	**Roth/Maxim/HCW**

WHY FOCUS ON THE INNATE IMMUNE SYSTEM

Our body's immune system is broken into two components, innate and adaptive immune system. The adaptive immune system includes T and B cells. The Innate immune system consists of myeloid and NK cells and is the first line of immunological defense. The Adaptive and Innate immune system must work together to battle disease. INMB is focused exclusively on cells on the Innate immune system including Hepatic Stellate Cells, Myeloid Derived Suppressor Cells, NK cells and microglial cells.

Dysfunction of the INNATE IMMUNE system can cause multiple diseases. When the INNATE IMMUNE SYSTEM IS DYSFUNCTIONAL, the power of immunotherapy is hindered, and it can wreak havoc on the host. INMB is focused on modulating the innate immune system to treat diseases.


INNATE is Naturally Present in the Body
When a pathogen is introduced...
There is an immediate maximal response
Not antigen specific
Exposure results in no immunological memory
ADAPTIVE is a Response to a Substance
When a pathogen is introduced...
Response is antigen-dependent
There is a lag time between exposure and response
Antigen-specific
Exposure result in immunological memory

TARGETED DISEASES AND CONDITIONS OF OUR THERAPIES

CELL	PURPOSE	CONDITIONS	THERAPY
Hepatic Stellate Cell	HSCs recruit inflammatory and immune cells by producing specific cytokines and chemokines. Stellate cells are responsive to hepatic injury induced by variety of hepatic necrogenic agents.	Nonalcoholic Steatohepatitis (NASH)	INmuneBio for NASH LIVNate™
Myeloid-Derived Suppressor Cells	MDSC are implicated in limiting the effects of cancer immunotherapy. Therefore, targeting these cells may represent an attractive therapeutic opportunity.	Resistance to Immunotherapy	INmuneBio INB03™
Microglia	Microglia function is tightly regulated by the CNS microenvironment, and increasing evidence suggests that disturbances, such as neurodegeneration and ageing, can have profound consequences for microglial phenotype and function.	Neuro-Inflammation	INmuneBio for AI XPro1595™
Natural Killer Cells	NK cells are an innate immune cell that can kill tumor cells or cells infected with a virus. NK cells play an important role in the immune surveillance of cancer.	Residual Disease	INmuneBio INKmune™

OUR PIPELINE AND PROGRESS TO DATE


DN-TNF PLATFORM
DISEASE FIELD
PRE-CLINICAL
PHASE I
PHASE II (POC)
PIVOTAL
INB03™
Trastuzumab Resistance ONCOLOGY
LIVNate™
NASH GI
XPro1595™
Alzheimer's Disease CNS


DN-TNF PLATFORM
DISEASE FIELD
PRE-CLINICAL
PHASE I
PHASE II (POC)
PIVOTAL
INKmune™
Ovarian CANCER
INKmune™
Myelodysplastic Syndrome ONCOLOGY

OUR DEVELOPMENT PROGRESS


INB03™
DN-TNF Options in
Immuno-Oncology for Treatment
of Resistance to Immunotherapies

Phase 1: Open-Label, Dose-Escalation Trial Completed

11 patients with advanced solid tumors with biomarkers of inflammation

- 3 dose levels of INB03 sub-cutaneous once a week
- All goals met 1) safe and well tolerated; 2) Phase II dose defined; 3) pharmacodynamic effect demonstrated

Phase 2: Combination Trial in Patients with Cancer

Proof-of-Concept trial of INB03+Immunotherapy

- Treatment: Immunotherapy verses INB03+immunotherapy / Endpoints: Improved efficacy in combination therapy arm


XPro1595™
Targeting Rheumatoid Arthritis
Patients with existing TNF Therapy
Can Reduce Incidence of Alzheimer Disease (AD)

Phase 1: Biomarker directed trial of patients with inflammation and proven Alzheimer's disease

18 patients in three (3) dosing cohorts - Weekly XPro1595 subQ for 3 months - Biomarkers of inflammation at 0, 6 and 12 weeks

ENDPOINTS : Safety

- Decreased inflammation blood, cerebrospinal fluid (CSF), brain (white matter free water by MRI) and breath (breath volatile organic compounds)
- Measures of cogitation, psychiatric symptoms and quality of life (QOL)


LIVNate™
Addressing the Link Between
Liver Fibrosis, the Innate Immune Cells
of the Liver and Inflammation, a Pleiotropic Approach

Phase IIa: Open-Label Trial

20 patients – No Control Group Patients with F2/3 NASH by non-invasive studies with >10% fat in liver. Treatment with LIVNate™ 1mg/kg SQ for 12 weeks PIFF and non-invasive biomarkers at 0, 6 and 12 weeks. Open label so biomarkers "visible" at 6-week time point

EXPECTED RESULTS

- Decrease in liver fat
- Improvement in liver function tests
- Improvement in insulin resistance


INKmune™
Natural Killer cells are
responsible for clearing residual disease

Phase 1 Clinical Trial

10 patients with high-risk MDS treated with INKmune therapy by intravenous

EXPECTED RESULTS

- Demonstrate safety of intravenous INKmune therapy in elderly patients
- Put chemo-resistant disease into remission
- Prolonged remissions with excellent quality of life

SIGNIFICANT UPCOMING CATALYSTS

PRODUCT	GEOGRAPHY	INDICATION	EVENT	TIMELINE
INB03	Australia	Solid Tumors	Reported Positive Preliminary Data from Phase I	August '19
INKmune	UK	Ovarian Cancer	Initiate Enrollment of Phase 1 study	2H'20
INB03	Australia	Solid Tumors	Initiate INB03 Combination Phase 2 Study in Cancer	2H'20
INKmune	UK	MDS	Initiate Enrollment of Phase 1 study	2H'20
XPro1595	Australia	Alzheimer's	Initiate Enrollment of Phase 1 Study	Q4'19
NeuLiv	Australia	NASH	Initiate NeuLiv Phase II Nash trial	2H'20
XPro1595	Australia	Alzheimer's	Early Data	2H'20
INB03	Australia/US	Solid Tumors	Initiate INB03 combination immunotherapy Phase 2 Study	2H'20

MANAGEMENT

Raymond J. Tesi, MD
CEO/CMO & Chairman

David J. Moss
CFO

Mark W. Lowdell, PhD
CSO

Christopher J. Barnum, PhD
Director of Neuroscience

Joshua S. Schoonover, Esq.,
Assoc. General Counsel

Mr. David Moss
INmune Bio Inc. (NASDAQ: INMB)
David Moss, Chief Financial Officer
PH: (858) 964-3720
Dmoss@INmuneBio.com

Information about Forward-Looking Statements

This fact sheet may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "estimate," "expect," "intend," "plan," "project" and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the company's filings with the SEC. The occurrence of any of these risks and uncertainties could have a material adverse effect on the company's business, financial condition, and results of operations. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss, or even complete loss of investment. Past performance is not indicative of future results. Clinical trials are in early stages. For additional disclosure regarding risks faced by INmune Bio, Inc., please see our public filings with the Securities and Exchange Commission, available on the Investors section of our website at www.INmuneBio.com and on the SEC's website at www.SEC.gov.